EXHIBIT 99.02

Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

News Release

Sanford C. Bernstein Re-Launches Equity Capital Markets Business

New York, December 1 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today announced the re-launch of an equity capital markets business at Sanford C. Bernstein & Co., LLC (“Bernstein”), along with the hiring of Thomas M. Morrison as the head of Bernstein’s equity capital markets team.

“Bernstein is re-entering the equity capital markets business for a simple reason:  our clients want us to bring the same independent, rigorous insight to bear on the primary market that we currently provide on the secondary market,” said James Gingrich, Chairman and CEO of Bernstein. “We are delighted to have Tom Morrison on board to lead our re-entry into this business.”

Mr. Morrison has over 17 years of experience originating and executing equity offerings, most recently as a Managing Director in the Equity Capital Markets group at Banc of America Securities.

Mr. Morrison said, “The quality and integrity of Bernstein’s research is unparalleled in the industry.  Bernstein’s distribution capabilities and communication of industry and company positioning are unmatched as well.  We look forward to extending this premium service to our investing and issuing clients in the equity new issue business.”

Mr. Gingrich added, “Bernstein’s research coverage is focused on the most significant companies in their respective industries, and we only intend to underwrite offerings of issuers that are consistent with that model and make sense for our clients.  Our past success in the new issue business demonstrates that clients value the intellectual rigor and integrity we can bring to the process.”

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world. AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries. AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities. Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers independent research, portfolio strategy and brokerage-related services to institutional investors.

At September 30, 2009, AllianceBernstein Holding L.P. owned approximately 34.9% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.1% economic interest in AllianceBernstein.

Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, 2 of 2 uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended September 30, 2009. Any or all of the forward-looking statements that we make in this news release, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect our revenues, financial condition, results of operations and business prospects.

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